Supplement to the currently effective Statements of Additional Information of each of the Funds listed below:

Cash Management Fund Institutional       Cash Reserves Fund Institutional
Cash Reserve Fund, Inc.                  DWS Money Market Series
    Prime Series



The following replaces similar disclosure in the "Net Asset Value" section of each Fund's Statements of Additional Information:

The net asset value ("NAV") per share of the Fund is calculated on each day on which the Fund is open for business (each such day being a "Valuation Day"). The Fund is open for business each day the New York Stock Exchange is open, as described in the Fund's current prospectus. The NAV per share of the Fund is computed by dividing the value of the Fund's assets (i.e., the value of the Fund's investment in the Portfolio and any other assets) less all liabilities, by the total number of shares of the Fund outstanding. Although there is no guarantee, the Fund's NAV per share will normally be $1.00.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the Fund, in the Portfolio. The percentage so determined for the Fund will then be applied to determine the value of the Fund's interest in the Portfolio as of the close of the following Valuation day.

The Board has established procedures reasonably designed to stabilize the Fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where the Fund's NAV per share calculated based on valuing the Fund's investment in the Portfolio and the Fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing the Fund's investment in the Portfolio and the Fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or valuing assets based on market valuations. Because the Fund invests substantially all its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the

Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties. Additionally, for purposes of determining market valuations, through January 12, 2009, or such later date as extended by the SEC, certain portfolio assets may be valued at amortized cost, unless the particular circumstances suggest that amortized cost is no longer appropriate (e.g., there is an impairment of the creditworthiness of the issuer). The use of amortized cost for purposes of determining market valuations is limited to portfolio assets that (i) have a remaining maturity of 60 days or less as set forth on the face of the instrument; (ii) are considered First Tier Securities pursuant to SEC rules; and
(iii) are expected to be held to maturity.




               Please Retain this Supplement for Future Reference



December 1, 2008